Avantair, Inc.

(OTCBB: AAIR)

Steven Santo, CEO

May 2011

SAFE HARBOR

This document contains forward -looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, including, without limitation, statements regarding Avantair’s financial position, business strategy, plans, and Avantair’s management’s objectives and its future operations, and industry conditions, are forward -looking statements. Although Avantair believes that the expectations reflected in such forward -looking statements are reasonable, Avantair can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from Avantair’s expectations (“Cautionary Statements”) as described< FONT size=5 face="sans-serif"> in Avantair’s public filings include, without limitation, the effect of existing and future laws and governmental regulations, the results of future financing efforts, and the political and economic climate of the United States. All subsequent written and oral forward -looking statements attributable to Avantair, or persons acting on Avantair’s behalf, are expressly qualified in their entirety by the Cautionary Statements.

INVESTMENT HIGHLIGHTS

Industry leader in light jet management

Sole North American fleet provider of flight hour time cards and fractional shares in the Piaggio Avanti aircraft - the roomiest, quietest, safest and most fuel efficient aircraft with the lowest operating cost in the light jet category

•Superior growth rate relative to private aviation market; Avantair continues to gain market share

• Taking market share from competitors

• Gaining customers new to private air travel

•Defensible competitive advantages - Piaggio Avanti is technologically superior to other light jets and is exclusive to Avantair

•Recurring revenue stream via fractional share and Axis Lease Program sales

•Substantial operating leverage inherent to business model, strategic initiatives designed to achieve and drive sustainable profitability

FLEET STATISTICS

• 56 aircraft in fleet

– 5 new Piaggio Avanti II aircraft added to Avantair’s operating certificate since February 2010

– 51 additional Piaggio Avanti aircraft on order through 2013

– Anticipating addition of at least 5 aircraft before Dec. 31, 2011

• Realize economies of scale due to larger fleet size

– Reduces non-revenue repositioning flights and charter costs

– Leverages existing infrastructure

– Fixed Base Operations in three key hubs provide operating and maintenance efficiencies and lower fuel costs

BUSINESS MODEL: AWARD WINNING PROGRAMS

* Includes FET

GROWING ANNUAL REVENUE AND OPERATING RESULTS

GROWTH FROM FLEET MANAGEMENT

THIRD QUARTER FISCAL 2010 AND 2011 REVENUE AND OPERATING RESULTS

Million) $ (

3 Months Ended March 31, 2010 3 Months Ended March 31, 2011

SECOND AND THIRD QUARTER FISCAL 2011 REVENUE AND OPERATING RESULTS

Million) $ (

3 Months Ended December 31, 2010 3 Months Ended March 31, 2011

FRACTIONAL REEMERGENCE

*On February 22, 2011 the Company announced the introduction of the Axis Lease Program, replacing the Axis Club Membership through a gradual phase out

FLIGHT HOUR CARD & AXIS MEMBERSHIP SALES

Flight hour cards sold increased 24% YOY in the third quarter of fiscal 2011

*On February 22, 2011 the Company announced the introduction of the Axis Lease Program, replacing the Axis Club Membership through a gradual phase out

LEAD GENERATION + CUSTOMER PRINT LOYALTY ADVERTISING = SALES PRINT ADVERTISING

Substantial marketing leverage generated as growing customer base results in more customer referrals

• 90% renewal rate among fractional owners in the third quarter of fiscal 2011

• ~25% of new customer sales in year-to-date fiscal 2011 were from customers new to private air travel

“Overall, flight activity last month fell 0.5% year-over-year, with the Part 135 charter and Part 91K fractional segments seeing activity slump by 8.7% and 3%, respectively, compared with February 2010. Fractional turboprop activity again bucked the decrease in both its aircraft category and operational segment, climbing 5.8 percent over the same month last year, thanks mainly to increased flying at Avantair. ”*

* Source: Aviation International News (ARG/US ), March 2011

REALIZING EFFICIENCIES

Fleet expansion drives recurring maintenance and management fees

– $55.9 million for the first 9 months of fiscal 2011, up 2.5% year-over-year – $73.0 million for fiscal 2010, up 3.2% year-over-year

Leverage opportunities

– Fewer repositioning flights

– Fewer charters

– Decrease in overall costs of flight operations

Superior flight optimization technology

– Fully integrated in March 2010 and approved by FAA in April 2011

– Increasing utilization: expect to gain ~100 hours of revenue generating flight capacity per aircraft

– Automated flight tracking, scheduling and adding new legs to the trips provide increasing efficiencies

SECOND AND THIRD QUARTER FISCAL 2011 REVENUE & OPERATING EXPENSES PER HOUR

3 Months Ended December 31, 2010 3 Months Ended March 31, 2011

*Total Revenue Per Hour and Total Operating Expenses Per Hour exclude fractional amortization

THIRD QUARTER FISCAL 2011 HIGHLIGHTS

• Total revenue increased to $36.5 million, compared with $36.0 million in the third quarter of fiscal 2010.

• During the Company’s seasonally slowest sales quarter, 9 new fractional shares were sold, in addition to 5.5 fractional leased shares through the Company’s newly introduced Axis Lease Program.

• Flight hour cards sold in the fiscal 2011 third quarter increased 24% year-over-year to 102 and six new Axis Club memberships were sold.

• Revenue generating flight hours flown reached a new third quarter record of 10,582. This is an increase of 10% compared with 9,623 hours in the third quarter of 2010.

• Fractional owner hours flown increased 2% to 8,032, up from 7,878 in the third quarter of fiscal 2010.

• Operating income was $62,000 and EBITDA profit was $0.9 million, compared with operating income of

$501,000 and EBITDA profit of $1.8 million for the third quarter of fiscal 2010.

• Net loss attributable to common stockholders decreased $3.1 million sequentially to ($1.3) million, or ($0.05) per share, based on 26.4 million weighted -average shares outstanding.

• Retired approximately $1.2 million in long-term debt during the quarter bringing the fiscal year-to-date total debt retirement to $9.2 million.

• Cash flow from operations for the nine months ended March 31, 2011 was $4.9 million.

• Strengthened fleet with the delivery of 56th aircraft and put down deposits on three additional aircraft, which AAIR anticipates to take delivery on in calendar 2011, with the first two anticipated in August.

• G&A costs increased by 8.5% sequentially and will continue to increase through fiscal year-end to support fleet expansion and provide a strong operational base for fiscal 2012.

• Sole fractional share / flight hour card fleet operator of the Piaggio Avanti

– Lowest fuel burn and fuel surcharge*

• Average of 40% more fuel efficient than comparable jets

• Average of 35% less carbon emissions than comparable jets

• TerraPass: Offset over 13.3 million pounds of carbon dioxide

– Largest cabin in category

– Short runway capability

• Substantial leverage in business model

– Increase in fleet size reduces operating costs

– Opportunity for significant margin growth

• Single type aircraft fleet

– Lower maintenance and training costs

– Fewer parts in inventory

• Company -owned FBOs

* Source: Seasons Consulting, October 2010

COMPETITIVE ADVANTAGES
ADDITIONAL INFORMATION

EXPERIENCED MANAGEMENT TEAM

Steven F. Santo Avantair Founder

Chief Executive Officer Former Assistant District Attorney in NY

Former Managing Partner, Fields, Silver & Santo Former CEO of Skyline Aviation, aircraft leasing company Pilot for 20 years Over 1,000 flight hours in the Piaggio Avanti

Richard Pytak Former Treasurer at Gibraltar Industries Chief Financial Officer Former Senior Manager at PricewaterhouseCoopers

Kevin Beitzel

Former Executive VP of Maintenance and Operations Chief Operating Officer Over 20 years experience in aviation industry 16 years with US Airways avantair Fly Smart.

## OUR BUSINESS
## AVANTAIR PROGRAM SUMMARY

### Avantair Fractional Ownership

**Hourly Operating Cost*:**
$2,610
(1/16th share)

**Program Highlights:**
- One-time acquisition cost; no hourly cost
- Customizable fractional share sizes
- 5-year term
- No restricted travel days
- Expanded Primary Service Area
- Lower operating cost per hour than other fractional programs

### AXIS Lease Program

**Hourly Operating Cost*:**
$3,676

**Program Highlights:**
- Low upfront costs
- Reduced hourly rates
- 2-year minimum lease
- No restricted travel days
- Customized share sizes
- Attractive conversion options available
- No residual risk

### Edge Time Card

**Hourly Operating Cost*:**
$4,515
(25 hour card)

**Program Highlights:**
- All inclusive, one-time cost
- 15 or 25 hour cards available
- 12-month term
- Only 10 restricted travel days per year
- Expanded Primary Service Area
- Conversion options available

* Includes FET

19

TOTAL MARKET SHARE

Fractional Aircraft Market Share of Major Fractional Operators

11%

Avantair

38%

NetJets

Flight Options, 51% FlexJet, CitationAir

• Five companies have 11.0% or more of the total market for fractional aircraft, based upon unique owners

• Avantair holds 11% market share

Source: Percentages are based on data derived from the 10-31-09 JetNet Fractional Report

LIGHT-CABIN MARKET SHARE:

MEASURED BY NUMBER OF FRACTIONAL OWNERS

• Avantair has the highest market share of 28% as measured by number of owners in the light-cabin category

• Low hourly cost continues to attract former owners of shares in jets at the competing fractionals to Avantair

Source: AvData Fractional Aircraft Report, June 2010

LIGHT-CABIN MARKET SHARE: HOURS UNDER MANAGEMENT

• Based on fractional hours under management in the light-cabin category, Avantair has the highest market share of 27%

Source: AMSTAT June 2010

** NetJets hours under management exclude the hours registered under Marquis Jet Holdings

AVANTAIR FRACTIONAL OWNERSHIP Year One Operating Cost Comparison

Aircraft Description:

Flight

Avantair CitationAir Options NetJets NetJets Flexjet Make Piaggio Cessna Embraer Raytheon Cessna Bombardier Model Avanti CJ3 Phenom 300 Hawker 400XP Encore Lear40XR

Acquisition Cost $ 425,000 $ 518,432 $ 525,000 $ 165,000 $ 275,000 $ 560,000

Share Size 1/16 1/16 1/16 1/16 1/16 1/16 Maximum Hours per Year 50 50 50 50 50 50

Unit Operating Costs:

Occupied Hourly Rate $0 $4,464 $1,400 $1,842 $1,837 $1,930 Fuel Surcharge/Hour* $304 $228 $744 $753 $763 $1,048 Monthly Management Fee $9,950 $ - $6,500 $8,040 $9,194 $7,850

Year One Annual Operating Costs:

Occupied Hourly Cost $ - $ 223,200 $ 70,000 $ 92,100 $ 91,850 $ 96,500 Fuel Surcharge Cost $ 15,200 $ 11,400 $ 37,200 $ 37,650 $ 38,150 $ 52,400 FET (7.5%) $ 10,095 $ 17,595 $ 13,890 $ 16,967 $ 18,025 $ 18,233 Management Fee $ 119,400 $ - $ 78,000 $ 96,480 $ 110,328 $ 94,200

Total Annual Operating Costs $ 144,695 $ 252,195 $ 199,090 $ 243,197 $ 258,353 $ 261,333

Effective Hourly Rate of Operation $ 2,894 $ 5,044 $ 3,982 $ 4,864 $ 5,167 $ 5,227

Yearly Cost Savings With Avantair 44% 29% 42% 45% 46%

* Fuel surcharges based on July 2010 Prices subject to change

ECO-FRIENDLY OPERATIONS

Luxurious Private Jet Travel with Minimum Carbon Footprint

• Standard setting aircraft

– First fleet in the industry to offset aircraft carbon emissions

• Lowest fuel burn and carbon emissions in the industry

– Burns average of 40% less fuel than competitors at 450 mph

– Average of 35% less carbon emissions

– Lower overall costs

• TerraPass

• Funds US clean energy and greenhouse gas reduction projects

• Purchased flight TerraPass credits for all new owners

• Offset over 13.3 million pounds of carbon dioxide

* Source: Aviation Research Group US (ARG/US ), October 2009

REVENUE AND OPERATING RESULTS

* Includes increased flight operations costs from the strategic acceleration of fleet maintenance during the fourth quarter of fiscal 2010 through the second quarter of fiscal 2011 to strengthen fleet availability in response to strong sales and increasing customer base.

NON -GAAP MEASURES

The following table reflects the reconciliation of net loss, prepared in conformity with Generally Accepted Accounting Principles (GAAP) to the non-GAAP financial measure of EBITDA.

Reconciliation of GAAP Net Loss to EBITDA:

The Company believes that the non-GAAP financial measure of EBITDA is useful to investors as it excludes certain non-cash expenses that do not directly relate to the operation of aircraft. This measure is a supplement to accounting principles generally accepted in the United States used to prepare the Company’s financial statements and should not be viewed as a substitute for GAAP measures. In addition, the Company’s non-GAAP measure may not be comparable to non-GAAP measures of other companies.

NON -GAAP MEASURES

The following table reflects the reconciliation of total revenue and net loss, both prepared in conformity with Generally Accepted Accounting Principles (GAAP), to the non-GAAP financial measures of total revenue before fractional aircraft sales revenue and net loss before fractional aircraft sales revenue and cost.

Reconciliation of GAAP Total Revenue to Total Revenue Before Fractional Aircraft Sales Revenue and GAAP Net Loss to Net Loss Before Fractional Aircraft Sales Revenue and Cost:

The Company believes that these non-GAAP financial measurements are useful to investors as they highlight results of operations from fleet management. These measures are supplements to accounting principles generally accepted in the United States used to prepare the Company’s financial statements and should not be viewed as a substitute for GAAP measures. In addition, the Company’s non-GAAP measures may not be comparable to non-GAAP measures of other companies.

THE PIAGGIO AVANTI

As the best value in the private aircraft industry, the Piaggio Avanti offers an unparalleled combination of comfort, speed, performance, safety and efficiency.

Avantair, Inc.

(OTCBB: AAIR)

Headquartered in Clearwater, FL

727.538.7910

www.avantair. com